Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8693%



        Excess Protection Level
          3 Month Average   5.09%
          March, 1998   5.79%
          February, 1998   4.67%
          January, 1998   4.83%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.90%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,867,972,264.80